CPI AEROSTRUCTURES, INC. 8-K

Exhibit 99.1

NYSE American : CVU Q4 & FY 2017 Results Acquisition of Welding Metallurgy, Inc. (“WMI”) A Premier Supplier of Aircraft Structures and Systems Speakers: Douglas McCrosson, President & Chief Executive Officer Vincent Palazzolo, Chief Financial Officer March 22, 2018

Disclosure Statement Forward - Looking Statements This presentation contains forward - looking statements that involve risks and uncertainties . All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward - looking statements . Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward - looking statements . These forward - looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties . Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward - looking statements . Such factors include, but are not limited to, the following : the cyclicality of the aerospace market, the level of U . S . defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start - up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10 - K filed on March 8 , 2017 , and quarterly reports on Form 10 - Q filed on May 10 , 2017 , August 9 , 2017 and November 9 , 2017 available at http : //www . sec . gov . We caution readers not to place undue reliance on any forward - looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward - looking statements herein . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners . 2

3 Recent Highlights Douglas McCrosso n President & Chief Executive Officer

Backlog 4 Consolidated Backlog at 12/31/2017: $ 388.7 Million Defense Backlog at $301.3 Million $301.3 $87.4 Defense Commercial Defense 78% / Commercial 22% 1Q 2014 - 4Q 2017 $71.1 $317.7 Funded Unfunded Unfunded backlog represents remaining potential value of long term agreements Funded 18% / Unfunded 82% $ 87.4M $ 301.3M $ 388.7M $50 $150 $250 $350 $450 Q1'14 Q3'14 Q1'15 Q3'15 Q1'16 Q3'16 Q1'17 Q3 2017 Backlog (Defense/Commercial) Commercial Defense Total Backlog $410.3 M $234.2 M $176.1 M

Driven By Renewed Strength in Defense Business 5 Recent wins account for $282 million in backlog as of December 31, 2017 Offers revenue visibility into 2022 and beyond E - 2D Advanced Hawkeye/ C - 2A Greyhound U.S Government F - 16 Falcon Northrop Grumman T - 38C Talon Trainer Lockheed Martin F - 35 Lock Assy Northrop Grumman Japan E - 2D Hawkeye Raytheon Next Generation Jammer Pod $86.1M $53.5M $49M $10.6M $25 - 30M $50+M Announced November 2014 Contract Period 2013 – 2021 Announced November 2014 Contract Period 2014 – 2020 Announced February 2015 Contract Period 2015 – 2021 Announced July 2015 Contract Period 2015 – 2021 Announced January 2016 Contract Period 2016 – 2019 Announced July/Sept 2016 Contract Period 2016 – 2022+ Sikorsky CH - 148 Cyclone Bell Helicopter/ Textron AH - 1Z Viper Sikorsky MH - 53E Sea Dragon UTC Aerospace TacSAR Sikorsky Black Hawk Lockheed Martin F - 35 Drive Shaft $6.5M $34.0M $21M $15.8M Announced October 2016 Contract Period 2016 – 2018 Announced January 2017 Contract Period 2017 – 2020 Announced May 2017 Contract Period 2015 – 2022 Announced June 2017 Contract Period 2017 – 2018 Announced July 2017 Contract Period 2018 – 2022 Announced November 2017 Contract Period 2018 – 2022

6 Looking Ahead Douglas McCrosso n President & Chief Executive Officer

Bid Pipeline (03/20/18) 7 Virtually all bids are at the Prime Contractor or Tier 1 level Defense opportunities are increasing Continued Diversification Across Product Categories 97% 3% Defense Commerical 52% 4% 17% 27% Kitting MRO Aerostructures Aerosystems

Near - Term Program Opportunities 8 Aerostructures • Military Helos : CH - 53K, V - 280 • Various regional airline and bizjet aircraft • A - 10 Wing Replacement Program (WRP) • Various Black Hawk components/structural repairs Aerosystems • Reconnaissance Pods • Electronic Warfare Pods • Advanced antenna system structural housing Supply Chain Management/Kitting • Foreign sales of F - 16 wing components • Wet Outer Wing Panel kits for Japanese E - 2D • Various military Helos • MRO: F - 16 service - life extension program (SLEP)

Potential to collectively generate revenue of $ 388.7M during their remaining periods of performance (as of 12/31/17) Long - Term Visibility - Contracts ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 EMBRAER – E175 - E2 RAYTHEON – Next Generation Jammer Increment 1 Pod SIKORSKY – UH - 60 Black Hawk SIKORSKY - MH - 53E Sea Dragon SIKORSKY – S - 92 U.S. GOVERNMENT – T - 38C Talon Trainer LOCKHEED – F - 35 Locks HONDA - HondaJet NORTHROP GRUMMAN – for the E - 2D & C - 2A U.S. GOVERNMENT – F - 16 BELL HELICOPTER – AH - 1Z VIPER TEXTRON - Cessna Citation X+ EMBRAER – Phenom 300 TRIUMPH GROUP - Gulfstream G650 NORTHROP GRUMMAN – Japan E - 2D SIKORSKY CH - 148 UTC AEROSPACE SYSTEMS – DB - 110 ISR Pod UTC AEROSPACE SYSTEMS – TacSAR LOCKHEED – F - 35 Drive Shaft Defense ; Commercial ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 Firm, Funded Contracts Provide Long - Term Revenue Visibility and Operating Leverage 9

10 Acquisition of Welding Metallurgy, Inc. (“WMI”) Douglas McCrosso n President & Chief Executive Officer

Strategic Rationale 11 • Adds complementary customers, programs and capabilities • Significantly increases content on key defense programs, e.g., E - 2D Advanced Hawkeye, F - 35, UH - 60 Blackhawk, Sikorsky CH - 53K • Broadens CPI Aero’s technical capabilities and diversifies its aerosystems assemblies • Enhances ability to expand content footprint on shared defense programs • Adds to CPI’s Aero’s growing bid pipeline of larger and more complex programs • Leverages cost management and operational improvements implemented in prior years Adds capabilities to support a larger defense portfolio ahead of strengthening industry fundamentals

WMI – Business Overview • Provider of metallurgical engineering and welding services and a manufacturer of components for various sub - sectors of the military and commercial aerospace industries • Most products are assemblies • Products deployed on a wide range of prominent military aircraft including the E - 2C/D Hawkeye, UH - 60 Black Hawk, CH - 47 Chinook, F - 35 Joint Strike Fighters, and others Select Major Customers Strong overlap with existing CPI customers E - 2C/D Advanced Hawkeye Sea Sparrow Missile System UH - 60/S - 70 Black Hawk Select Major Programs 12 Unique Production Capabilities x Specialty welding: TIG, resistance (spot), and seam x Tube bending and measuring x RFI / EMI enclosures x Wires, cables, harnesses x 4 - axis milling of components

Purchase Price • Purchase price of $9.0 million in cash, plus up to an aggregate $1.0 million in cash to be paid to Air Industries if WMI enters into certain long - term supply agreements during 2018 • Earn - out payable based on WMI’s receipt of certain contract awards during 2018 Financing / Financial Impact • Expect to finance the transaction through a new term loan to be included within expanded and extended credit facility • Transaction expected to be accretive to 2018 earnings per share • Transaction expenses of approximately $0.6 million • Anticipated post - closing synergies of ~$0.9 million to be realized during FY 2018 • Integration of WMI’s operations into CPI’s existing facility • Leveraging CPI’s supply chain • SG&A cost savings • Anticipated benefits to CPI’s overhead rates / factory utilization Closing / Closing Conditions • Anticipated closing in Q2 2018 • Approved by the Board of Directors of both CPI and Air Industries Group • Customary closing conditions including purchase price adjustments • Obtain financing at purchase price Transaction Summary 13

14 4Q 2017 and FY 2017 Financial Highlights Acquisition Financing 2018 Guidance Vincent Palazzolo Chief Financial Officer

Recent Financial Highlights 15 For the 3M Ended December 31 , For the year Ended December 31 , 201 7 201 6 201 7 201 6 (Unaudited) (Unaudited) Revenue $ 23.8 $ 24.3 $ 81.3 $ 81.3 Cost of sales 18.3 18.4 62.6 77.0 Gross profit 5.5 5.9 18.6 4.3 Selling, general and administrative expenses 2.3 2.0 8.4 8.6 Income (loss) from operations 3.3 3.9 10.2 (4.3) Net income (loss) $2.1 $2.1 $5.8 ($3.6) Income (loss) per common share – basic $ 0.23 $ 0.24 $ 0.65 ( $ 0.42) Income (loss) per common share – diluted $ 0.23 $ 0.24 $ 0.65 ( $ 0. 42)

Balance Sheet Highlights 16 As of December 31, 2017 CEE (unbilled receivables) 111.2 Total Debt 31.9 Shareholders’ Equity 74.3 Book Value, per diluted share 8.38 Debt - to - Capital 0.43 ($ in Millions, except per share value) Liquidity • $40 million, 3 - year senior debt facility − $10 million term loan − $30 million revolving line - of - credit • Approximately $ 7.2 million still available under credit facility as of December 31, 2017

2018 Financial Guidance 17 Revenue Pre - tax Income Effective Tax Rate • $92.0M – $96.0M • $9.1M - $9.6M • 23% - 24%

18 Q&A Session

19 Thank You CPI Aerostructures Vincent Palazzolo, Chief Financial Officer (631) 586 - 5200 www.cpiaero.com Investor Relations Sanjay M. Hurry LHA (212) 838 - 3777 cpiaero@lhai.com